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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of report (Date of earliest event reported): February 15, 2001


                              DIEDRICH COFFEE, INC.
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               (Exact Name of Registrant as Specified in Charter)


          Delaware                  000-21203                   33-0086628
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(State or Other Jurisdiction       (Commission                 (IRS Employer
      of Incorporation)            File Number)             Identification No.)


           2144 Michelson Drive, Irvine, California                 92612
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           (Address of Principal Executive Offices)               (Zip Code)


       Registrant's telephone number, including area code: (949) 260-1600
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                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

DIEDRICH COFFEE, INC. NAMES NEW BOARD CHAIRMAN, PAUL HEESCHEN

         On February 15, 2001, the board of directors of Diedrich Coffee, Inc. (the "Company") named Paul C. Heeschen, a member of the board of directors of the Company since 1996, Chairman of the Board. Mr. Heeschen replaces John E. Martin who resigned from the board of directors during the week beginning on February 11, 2001. Mr. Heeschen will not receive any additional compensation in connection with serving as the Company's Chairman.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)      EXHIBITS.

         The following exhibits are filed with this report on Form 8-K:


    Exhibit
    Number                             Description
    -------                            -----------

      99.1 Press Release: "Diedrich Coffee, Inc. Names New Board Chairman, Paul Heeschen" dated February 16, 2001.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         DIEDRICH COFFEE, INC.
                                         a Delaware corporation


                                         By: /s/ MATTHEW C. MCGUINNESS
Date:  February 16, 2001                    ------------------------------------
                                            Matthew C. McGuinness
                                            Executive Vice President and
                                            Chief Financial Officer


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                                  EXHIBIT INDEX



    Exhibit                                                    Sequentially
    Number                    Description                      Numbered Page
    -------                   -----------                      -------------

      99.1        Press Release:  "Diedrich Coffee, Inc.
                  Names New Board Chairman, Paul Heeschen"
                  dated February 16, 2001.                           2



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